Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Fourth Quarter 2013

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Table of Contents

Page

Consolidated Balance Sheets	1

Consolidated Statements of Income	2

Selected Ratios and Other Information	4

Consolidated Average Daily Balances and Yield / Rate Analysis from Continuing Operations	5

Loans	8

Deposits	9

Pre-Tax Pre-Provision Income (“PPI”) and Adjusted PPI	10

Non-Interest Income, Mortgage Income and Wealth Management Income	11

Non-Interest Expense	12

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	13
NPL, Foreclosed Property and Held for Sale Migration	15
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Commercial and Investor Real Estate, and Residential Lending Net Charge-Off Analysis	16
Early and Late Stage Delinquencies	17
Troubled Debt Restructurings	18

Reconciliation to GAAP Financial Measures
Efficiency Ratios, Fee Income Ratios, and Adjusted Non-Interest Income / Expense	19
Return Ratios, Tangible Common Ratios and Capital	20

Statements of Discontinued Operations	22

Forward-Looking Statements	23

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Assets:
Cash and due from banks	$1,661	$2,032	$2,112	$1,796	$1,979
Interest-bearing deposits in other banks	3,612	1,827	2,168	3,137	3,510
Trading account securities	111	119	102	121	116
Securities held to maturity	2,353	2,388	2,425	8	10
Securities available for sale	21,485	21,630	22,001	27,089	27,244
Loans held for sale	1,055	673	839	1,082	1,383
Loans, net of unearned income	74,609	75,892	74,990	73,936	73,995
Allowance for loan losses	(1,341)	(1,540)	(1,636)	(1,749)	(1,919)
Net loans	73,268	74,352	73,354	72,187	72,076
Other interest-earning assets	86	105	135	102	900
Premises and equipment, net	2,216	2,218	2,228	2,252	2,279
Interest receivable	313	331	326	366	344
Goodwill	4,816	4,816	4,816	4,816	4,816
Mortgage servicing rights at fair value (MSRs)	297	281	276	236	191
Other identifiable intangible assets	295	307	318	331	345
Other assets	5,828	5,785	7,607	6,195	6,154
Total assets	$117,396	$116,864	$118,707	$119,718	$121,347
Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$30,083	$30,308	$29,464	$29,971	$29,963
Interest-bearing	62,370	62,013	62,990	64,162	65,511
Total deposits	92,453	92,321	92,454	94,133	95,474
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	2,182	1,773	2,877	1,829	1,449
Other short-term borrowings	—	—	1,000	1	125
Total short-term borrowings	2,182	1,773	3,877	1,830	1,574
Long-term borrowings	4,830	4,838	4,856	5,847	5,861
Total borrowed funds	7,012	6,611	8,733	7,677	7,435
Other liabilities	2,163	2,443	2,191	2,168	2,939
Total liabilities	101,628	101,375	103,378	103,978	105,848
Stockholders’ equity:
Preferred stock, Series A non-cumulative perpetual	450	458	466	474	482
Common stock	14	14	14	15	15
Additional paid-in capital	19,216	19,248	19,440	19,643	19,652
Retained earnings (deficit)	(2,216)	(2,443)	(2,736)	(3,003)	(3,338)
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,377)	(1,377)
Accumulated other comprehensive income (loss), net	(319)	(411)	(478)	(12)	65
Total stockholders’ equity	15,768	15,489	15,329	15,740	15,499
Total liabilities and stockholders’ equity	$117,396	$116,864	$118,707	$119,718	$121,347

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Interest income on:
Loans, including fees	$758	$758	$746	$743	$777
Securities—taxable	151	144	152	156	158
Loans held for sale	6	6	8	9	10
Trading account securities	1	1	—	1	1
Other interest-earning assets	1	2	1	2	2
Total interest income	917	911	907	911	948
Interest expense on:
Deposits	29	31	33	42	53
Short-term borrowings	—	1	1	—	1
Long-term borrowings	56	55	65	71	76
Total interest expense	85	87	99	113	130
Net interest income	832	824	808	798	818
Provision for loan losses	79	18	31	10	37
Net interest income after provision for loan losses	753	806	777	788	781
Non-interest income:
Service charges on deposit accounts	248	251	237	242	254
Mortgage income	43	52	69	72	90
Investment management and trust fee income	48	50	49	49	48
Securities gains, net	—	3	8	15	12
Other	187	139	134	123	132
Total non-interest income	526	495	497	501	536
Non-interest expense:
Salaries and employee benefits	464	455	452	447	438
Net occupancy expense	91	92	92	90	97
Furniture and equipment expense	71	71	69	69	65
Other	320	266	271	236	302
Total non-interest expense	946	884	884	842	902
Income from continuing operations before income taxes	333	417	390	447	415
Income tax expense	92	124	122	114	138
Income from continuing operations	241	293	268	333	277
Discontinued operations:
Income (loss) from discontinued operations before income taxes	(25)	(1)	(2)	4	(19)
Income tax expense (benefit)	(11)	(1)	(1)	2	(7)
Income (loss) from discontinued operations, net of tax	(14)	—	(1)	2	(12)
Net income	$227	$293	$267	$335	$265
Net income from continuing operations available to common shareholders	$233	$285	$260	$325	$273
Net income available to common shareholders	$219	$285	$259	$327	$261
Weighted-average shares outstanding—during quarter:
Basic	1,378	1,388	1,401	1,413	1,413
Diluted	1,395	1,405	1,418	1,423	1,423
Actual shares outstanding—end of quarter	1,378	1,378	1,395	1,413	1,413
Earnings per common share from continuing operations:
Basic	$0.17	$0.21	$0.19	$0.23	$0.19
Diluted	$0.17	$0.20	$0.18	$0.23	$0.19
Earnings per common share:
Basic	$0.16	$0.21	$0.18	$0.23	$0.18
Diluted	$0.16	$0.20	$0.18	$0.23	$0.18
Cash dividends declared per common share	$0.03	$0.03	$0.03	$0.01	$0.01
Taxable-equivalent net interest income from continuing operations	$846	$838	$821	$811	$831

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Consolidated Statements of Income (unaudited)

	Year Ended December 31
($ amounts in millions, except per share data)	2013	2012
Interest income on:
Loans, including fees	$3,005	$3,178
Securities—taxable	603	681
Loans held for sale	29	33
Trading account securities	3	2
Other interest-earning assets	6	9
Total interest income	3,646	3,903
Interest expense on:
Deposits	135	284
Short-term borrowings	2	2
Long-term borrowings	247	317
Total interest expense	384	603
Net interest income	3,262	3,300
Provision for loan losses	138	213
Net interest income after provision for loan losses	3,124	3,087
Non-interest income:
Service charges on deposit accounts	978	985
Mortgage income	236	363
Investment management and trust fee income	196	195
Securities gains, net	26	48
Other	583	509
Total non-interest income	2,019	2,100
Non-interest expense:
Salaries and employee benefits	1,818	1,763
Net occupancy expense	365	382
Furniture and equipment expense	280	261
Other	1,093	1,120
Total non-interest expense	3,556	3,526
Income from continuing operations before income taxes	1,587	1,661
Income tax expense	452	482
Income from continuing operations	1,135	1,179
Discontinued operations:
Loss from discontinued operations before income taxes	(24)	(99)
Income tax benefit	(11)	(40)
Loss from discontinued operations, net of tax	(13)	(59)
Net income	$1,122	$1,120
Net income from continuing operations available to common shareholders	$1,103	$1,050
Net income available to common shareholders	$1,090	$991
Weighted-average shares outstanding—during year:
Basic	1,395	1,381
Diluted	1,410	1,387
Actual shares outstanding—end of period	1,378	1,413
Earnings per common share from continuing operations:
Basic	$0.79	$0.76
Diluted	$0.78	$0.76
Earnings per common share:
Basic	$0.78	$0.72
Diluted	$0.77	$0.71
Cash dividends declared per common share	$0.10	$0.04
Taxable-equivalent net interest income from continuing operations	$3,316	$3,350

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Return on average assets from continuing operations*	0.79%	0.97%	0.88%	1.11%	0.90%
Adjusted return on average assets from continuing operations (non-GAAP)* (1)	0.79%	0.97%	0.88%	1.11%	1.02%
Return on average tangible common stockholders’ equity (non-GAAP)* (1)	8.58%	11.41%	10.15%	13.12%	10.42%
Adjusted return on average tangible common stockholders’ equity (non-GAAP)* (1)	8.58%	11.41%	10.15%	13.12%	11.93%
Adjusted efficiency ratio from continuing operations (non-GAAP) (1)	66.3%	67.3%	63.1%	64.9%	62.7%
Common book value per share	$11.12	$10.90	$10.65	$10.80	$10.63
Tangible common book value per share (non-GAAP) (1)	$7.54	$7.32	$7.11	$7.29	$7.11
Tangible common stockholders’ equity to tangible assets (non-GAAP) (1)	9.24%	9.02%	8.72%	8.98%	8.63%
Tier 1 Common risk-based ratio (non-GAAP) (1)(2)	11.2%	11.0%	11.1%	11.2%	10.8%
Tier 1 Capital (2)	11.6%	11.5%	11.6%	12.4%	12.0%
Total Risk-Based Capital (2)	14.7%	14.5%	14.7%	15.8%	15.4%
Leverage (2)	10.1%	9.9%	9.7%	10.1%	9.6%
Allowance for loan losses as a percentage of loans, net of unearned income	1.80%	2.03%	2.18%	2.37%	2.59%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.24x	1.14x	1.09x	1.10x	1.14x
Net interest margin (FTE) from continuing operations*	3.26%	3.24%	3.16%	3.13%	3.10%
Loans, net of unearned income, to total deposits	80.7%	82.2%	81.1%	78.5%	77.5%
Net charge-offs as a percentage of average loans*	1.46%	0.60%	0.77%	0.99%	0.96%
Adjusted net charge-offs as a percentage of average loans (non-GAAP)* (1)	0.67%	0.60%	0.77%	0.99%	0.96%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	1.45%	1.78%	2.01%	2.15%	2.27%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale	1.74%	2.03%	2.25%	2.41%	2.59%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties and non-performing loans held for sale (3)	2.08%	2.38%	2.68%	2.88%	3.07%
Associate headcount	24,255	24,068	23,692	23,466	23,427
Total branch outlets	1,705	1,706	1,709	1,709	1,711
ATMs	2,029	2,030	2,038	2,048	2,054

*Annualized

(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 14 and 19-21.

(2)	Current quarter Tier 1 Common, Tier 1, Total Risk-Based Capital and Leverage ratios are estimated.

(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	12/31/2013			9/30/2013
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Trading account securities	$110	$1	3.86%	$107	$1	1.52%
Securities:
Taxable	23,771	151	2.52	24,074	144	2.38
Tax-exempt	5	—	—	5	—	—
Loans held for sale	625	6	3.94	751	6	3.34
Loans, net of unearned income:
Commercial and industrial	29,950	287	3.81	29,319	284	3.84
Commercial real estate mortgage—owner-occupied	9,613	116	4.81	9,678	116	4.77
Commercial real estate construction—owner-occupied	302	3	3.86	368	4	4.22
Commercial investor real estate mortgage	5,405	47	3.46	5,712	51	3.53
Commercial investor real estate construction	1,426	13	3.44	1,251	10	3.48
Residential first mortgage	12,752	126	3.92	12,835	128	3.95
Home equity	11,311	102	3.59	11,351	103	3.58
Indirect	3,014	29	3.77	2,810	28	3.88
Consumer credit card	910	28	11.83	878	26	12.16
Other consumer	1,160	21	7.21	1,157	22	7.52
Total loans, net of unearned income	75,843	772	4.04	75,359	772	4.07
Other interest-earning assets	2,579	1	0.24	2,447	2	0.25
Total interest-earning assets	102,933	931	3.59	102,743	925	3.57
Allowance for loan losses	(1,512)			(1,613)
Cash and due from banks	1,807			1,781
Other non-earning assets	13,735			14,006
	$116,963			$116,917
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$6,049	2	0.09	$6,076	1	0.10
Interest-bearing transaction accounts	19,815	4	0.09	19,613	5	0.09
Money market accounts	26,081	8	0.13	26,250	9	0.13
Time deposits	9,888	15	0.59	10,417	16	0.60
Total interest-bearing deposits (1)	61,833	29	0.19	62,356	31	0.19
Federal funds purchased and securities sold under agreements to repurchase	2,021	—	0.07	1,982	1	0.07
Other short-term borrowings	159	—	0.20	381	—	0.20
Long-term borrowings	4,840	56	4.56	4,845	55	4.57
Total interest-bearing liabilities	68,853	85	0.49	69,564	87	0.49
Non-interest-bearing deposits (1)	30,218	—	—	29,724	—	—
Total funding sources	99,071	85	0.34	99,288	87	0.35
Net interest spread			3.10			3.08
Other liabilities	2,386			2,312
Stockholders’ equity	15,506			15,317
	$116,963			$116,917
Net interest income/margin FTE basis		$846	3.26%		$838	3.24%
________
(1) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.12% and 0.13% for the quarters ended December 31, 2013 and September 30, 2013, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	6/30/2013			3/31/2013			12/31/2012
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Trading account securities	$122	$—	0.48%	$117	$1	3.20%	$126	$1	3.16%
Securities:
Taxable	26,706	152	2.29	26,893	156	2.35	27,128	159	2.33
Tax-exempt	6	—	—	7	—	—	9	—	—
Loans held for sale	880	8	3.42	1,206	9	3.17	1,232	9	2.91
Loans, net of unearned income:
Commercial and industrial	28,301	272	3.85	27,058	260	3.90	26,414	266	4.01
Commercial real estate mortgage—owner-occupied	9,808	114	4.66	9,974	116	4.70	10,237	123	4.78
Commercial real estate construction—owner-occupied	339	5	5.27	303	3	4.41	298	3	4.00
Commercial investor real estate mortgage	6,124	54	3.58	6,613	59	3.59	7,404	66	3.55
Commercial investor real estate construction	1,085	10	3.57	951	9	3.77	901	12	5.30
Residential first mortgage	12,823	128	4.00	12,900	131	4.12	13,072	136	4.14
Home equity	11,475	103	3.62	11,670	105	3.64	11,912	108	3.61
Indirect	2,606	26	4.08	2,423	26	4.35	2,295	26	4.51
Consumer credit card	851	27	12.33	871	26	12.28	886	28	12.57
Other consumer	1,137	20	7.25	1,156	21	7.28	1,203	22	7.28
Total loans, net of unearned income	74,549	759	4.09	73,919	756	4.14	74,622	790	4.21
Other interest-earning assets	1,869	1	0.24	2,821	2	0.26	3,540	2	0.22
Total interest-earning assets	104,132	920	3.55	104,963	924	3.57	106,657	961	3.58
Allowance for loan losses	(1,706)			(1,894)			(2,027)
Cash and due from banks	1,745			1,766			1,812
Other non-earning assets	14,077			14,288			14,594
	$118,248			$119,123			$121,036
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$6,148	2	0.09	$5,929	1	0.10	$5,689	1	0.07
Interest-bearing transaction accounts	19,636	4	0.10	20,440	6	0.11	19,694	6	0.12
Money market accounts	25,952	9	0.14	25,477	9	0.14	24,912	9	0.14
Time deposits	11,423	18	0.66	12,904	26	0.81	14,220	37	1.04
Total interest-bearing deposits (1)	63,159	33	0.21	64,750	42	0.26	64,515	53	0.33
Federal funds purchased and securities sold under agreements to repurchase	2,287	1	0.09	1,786	—	0.10	1,601	1	0.25
Other short-term borrowings	310	—	0.19	25	—	0.01	109	—	—
Long-term borrowings	5,298	65	4.93	5,857	71	4.89	6,109	76	4.95
Total interest-bearing liabilities	71,054	99	0.56	72,418	113	0.63	72,334	130	0.71
Non-interest-bearing deposits (1)	29,454	—	—	29,114	—	—	30,290	—	—
Total funding sources	100,508	99	0.40	101,532	113	0.45	102,624	130	0.50
Net interest spread			2.99			2.94			2.87
Other liabilities	2,097			2,047			3,094
Stockholders’ equity	15,643			15,544			15,318
	$118,248			$119,123			$121,036
Net interest income/margin FTE basis		$821	3.16%		$811	3.13%		$831	3.10%
________
(1) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.15%, 0.18%, and 0.22% for the quarters ended June 30, 2013, March 31, 2013, and December 31, 2012, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Year Ended December 31
	2013			2012
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Interest-earning assets:
Trading account securities	$114	$3	2.24%	$134	$3	2.24%
Securities:
Taxable	25,349	603	2.38	26,667	681	2.55
Tax-exempt	6	—	—	17	—	—
Loans held for sale	864	29	3.41	1,150	33	2.87
Loans, net of unearned income:
Commercial and industrial	28,667	1,103	3.85	25,712	1,052	4.09
Commercial real estate mortgage—owner-occupied	9,767	462	4.73	10,645	503	4.73
Commercial real estate construction—owner-occupied	328	15	4.45	288	14	4.86
Commercial investor real estate mortgage	5,959	211	3.54	8,545	306	3.58
Commercial investor real estate construction	1,180	42	3.55	917	36	3.93
Residential first mortgage	12,827	513	4.00	13,376	570	4.26
Home equity	11,450	413	3.61	12,346	441	3.57
Indirect	2,715	109	4.00	2,095	102	4.87
Consumer credit card	878	107	12.14	918	115	12.53
Other consumer	1,153	84	7.31	1,193	88	7.38
Total loans, net of unearned income	74,924	3,059	4.08	76,035	3,227	4.24
Other interest-earning assets	2,428	6	0.25	3,792	9	0.24
Total interest-earning assets	103,685	3,700	3.57	107,795	3,953	3.67
Allowance for loan losses	(1,680)			(2,376)
Cash and due from banks	1,775			1,836
Other non-earning assets	14,025			14,927
	$117,805			$122,182
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$6,051	6	0.09	$5,589	4	0.07
Interest-bearing transaction accounts	19,873	19	0.10	19,419	23	0.12
Money market accounts	25,943	35	0.13	24,471	43	0.18
Time deposits	11,148	75	0.67	16,487	214	1.30
Total interest-bearing deposits (1)	63,015	135	0.21	65,966	284	0.43
Federal funds purchased and securities sold under agreements to repurchase	2,020	2	0.08	1,852	2	0.11
Other short-term borrowings	219	—	0.19	251	—	—
Long-term borrowings	5,206	247	4.75	6,694	317	4.74
Total interest-bearing liabilities	70,460	384	0.54	74,763	603	0.81
Non-interest-bearing deposits (1)	29,631	—	—	29,364	—	—
Total funding sources	100,091	384	0.38	104,127	603	0.58
Net interest spread			3.03			2.86
Other liabilities	2,212			3,020
Stockholders’ equity	15,502			15,035
	$117,805			$122,182
Net interest income/margin FTE basis		$3,316	3.20%		$3,350	3.11%
_____
(1) Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.15% and 0.30% for the years ended December 31, 2013 and December 31, 2012, respectively.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Loans

	Quarter Ended
						12/31/2013		12/31/2013
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	vs. 9/30/2013		vs. 12/31/2012
Commercial and industrial	$29,413	$29,863	$28,954	$27,602	$26,674	$(450)	(1.5)%	$2,739	10.3%
Commercial real estate mortgage—owner-occupied	9,495	9,566	9,731	9,812	10,095	(71)	(0.7)%	(600)	(5.9)%
Commercial real estate construction—owner-occupied	310	377	345	325	302	(67)	(17.8)%	8	2.6%
Total commercial	39,218	39,806	39,030	37,739	37,071	(588)	(1.5)%	2,147	5.8%
Commercial investor real estate mortgage	5,318	5,613	5,806	6,338	6,808	(295)	(5.3)%	(1,490)	(21.9)%
Commercial investor real estate construction	1,432	1,317	1,208	984	914	115	8.7%	518	56.7%
Total investor real estate	6,750	6,930	7,014	7,322	7,722	(180)	(2.6)%	(972)	(12.6)%
Residential first mortgage	12,163	12,856	12,839	12,875	12,963	(693)	(5.4)%	(800)	(6.2)%
Home equity—first lien	5,998	5,894	5,726	5,625	5,622	104	1.8%	376	6.7%
Home equity—second lien	5,296	5,455	5,684	5,921	6,178	(159)	(2.9)%	(882)	(14.3)%
Indirect	3,075	2,889	2,693	2,483	2,336	186	6.4%	739	31.6%
Consumer credit card	948	896	866	851	906	52	5.8%	42	4.6%
Other consumer	1,161	1,166	1,138	1,120	1,197	(5)	(0.4)%	(36)	(3.0)%
Total consumer	28,641	29,156	28,946	28,875	29,202	(515)	(1.8)%	(561)	(1.9)%
Total Loans (GAAP)	$74,609	$75,892	$74,990	$73,936	$73,995	$(1,283)	(1.7)%	$614	0.8%
Residential first mortgage loans transferred to held for sale	686	—	—	—	—	686	NM	686	NM
Adjusted Total Loans (non-GAAP) (1)	$75,295	$75,892	$74,990	$73,936	$73,995	$(597)	(0.8)%	$1,300	1.8%

	Average Balances
($ amounts in millions)	4Q13	3Q13	2Q13	1Q13	4Q12	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Commercial and industrial	$29,950	$29,319	$28,301	$27,058	$26,414	$631	2.2%	$3,536	13.4%
Commercial real estate mortgage—owner-occupied	9,613	9,678	9,808	9,974	10,237	(65)	(0.7)%	(624)	(6.1)%
Commercial real estate construction—owner-occupied	302	368	339	303	298	(66)	(17.9)%	4	1.3%
Total commercial	39,865	39,365	38,448	37,335	36,949	500	1.3%	2,916	7.9%
Commercial investor real estate mortgage	5,405	5,712	6,124	6,613	7,404	(307)	(5.4)%	(1,999)	(27.0)%
Commercial investor real estate construction	1,426	1,251	1,085	951	901	175	14.0%	525	58.3%
Total investor real estate	6,831	6,963	7,209	7,564	8,305	(132)	(1.9)%	(1,474)	(17.7)%
Residential first mortgage	12,752	12,835	12,823	12,900	13,072	(83)	(0.6)%	(320)	(2.4)%
Home equity—first lien	5,963	5,825	5,697	5,642	5,632	138	2.4%	331	5.9%
Home equity—second lien	5,348	5,526	5,778	6,028	6,280	(178)	(3.2)%	(932)	(14.8)%
Indirect	3,014	2,810	2,606	2,423	2,295	204	7.3%	719	31.3%
Consumer credit card	910	878	851	871	886	32	3.6%	24	2.7%
Other consumer	1,160	1,157	1,137	1,156	1,203	3	0.3%	(43)	(3.6)%
Total consumer	29,147	29,031	28,892	29,020	29,368	116	0.4%	(221)	(0.8)%
Total Loans	$75,843	$75,359	$74,549	$73,919	$74,622	$484	0.6%	$1,221	1.6%

End of Period Loan Portfolio Balances by Percentage					Quarter Ended
					12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Commercial and industrial					39.4%	39.4%	38.6%	37.3%	36.1%
Commercial real estate mortgage—owner-occupied					12.8%	12.6%	13.0%	13.3%	13.6%
Commercial real estate construction—owner-occupied					0.4%	0.5%	0.5%	0.4%	0.4%
Total commercial					52.6%	52.5%	52.1%	51.0%	50.1%
Commercial investor real estate mortgage					7.1%	7.4%	7.7%	8.6%	9.2%
Commercial investor real estate construction					1.9%	1.7%	1.6%	1.3%	1.2%
Total investor real estate					9.0%	9.1%	9.3%	9.9%	10.4%
Residential first mortgage					16.3%	16.9%	17.1%	17.4%	17.5%
Home equity—first lien					8.0%	7.8%	7.6%	7.6%	7.6%
Home equity—second lien					7.1%	7.2%	7.6%	8.0%	8.4%
Indirect					4.1%	3.8%	3.6%	3.4%	3.2%
Consumer credit card					1.3%	1.2%	1.2%	1.2%	1.2%
Other consumer					1.6%	1.5%	1.5%	1.5%	1.6%
Total consumer					38.4%	38.4%	38.6%	39.1%	39.5%
Total Loans					100.0%	100.0%	100.0%	100.0%	100.0%
________
NM - Not Meaningful

(1)
Regions believes excluding the impact of the residential first mortgage loans transferred to held for sale during the fourth quarter of 2013 provides a more meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Deposits

	Quarter Ended
						12/31/2013		12/31/2013
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	vs. 9/30/2013		vs. 12/31/2012
Customer Deposits
Interest-free deposits	$30,083	$30,308	$29,464	$29,971	$29,963	$(225)	(0.7)%	$120	0.4%
Interest-bearing checking	20,789	19,583	19,937	20,004	21,096	1,206	6.2%	(307)	(1.5)%
Savings	6,050	6,038	6,117	6,159	5,760	12	0.2%	290	5.0%
Money market—domestic	25,635	26,085	25,946	25,411	24,901	(450)	(1.7)%	734	2.9%
Money market—foreign	220	241	193	332	311	(21)	(8.7)%	(91)	(29.3)%
Low-cost deposits	82,777	82,255	81,657	81,877	82,031	522	0.6%	746	0.9%
Time deposits	9,608	10,066	10,797	12,256	13,443	(458)	(4.5)%	(3,835)	(28.5)%
Total customer deposits	92,385	92,321	92,454	94,133	95,474	64	0.1%	(3,089)	(3.2)%
Corporate Treasury Deposits
Time deposits	68	—	—	—	—	68	NM	68	NM
Total Deposits	$92,453	$92,321	$92,454	$94,133	$95,474	$132	0.1%	$(3,021)	(3.2)%

	Average Balances
($ amounts in millions)	4Q13	3Q13	2Q13	1Q13	4Q12	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Customer Deposits
Interest-free deposits	$30,218	$29,724	$29,454	$29,114	$30,290	$494	1.7%	$(72)	(0.2)%
Interest-bearing checking	19,815	19,613	19,636	20,440	19,694	202	1.0%	121	0.6%
Savings	6,049	6,076	6,148	5,929	5,689	(27)	(0.4)%	360	6.3%
Money market—domestic	25,834	26,026	25,722	25,161	24,577	(192)	(0.7)%	1,257	5.1%
Money market—foreign	247	224	230	316	335	23	10.3%	(88)	(26.3)%
Low-cost deposits	82,163	81,663	81,190	80,960	80,585	500	0.6%	1,578	2.0%
Time deposits	9,843	10,417	11,423	12,904	14,218	(574)	(5.5)%	(4,375)	(30.8)%
Total customer deposits	92,006	92,080	92,613	93,864	94,803	(74)	(0.1)%	(2,797)	(3.0)%
Corporate Treasury Deposits
Time deposits	45	—	—	—	2	45	NM	43	NM
Total Deposits	$92,051	$92,080	$92,613	$93,864	$94,805	$(29)	NM	$(2,754)	(2.9)%

					Quarter Ended
End of Period Deposits by Percentage					12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Customer Deposits
Interest-free deposits					32.5%	32.8%	31.9%	31.8%	31.4%
Interest-bearing checking					22.5%	21.2%	21.6%	21.3%	22.1%
Savings					6.6%	6.5%	6.6%	6.5%	6.0%
Money market—domestic					27.7%	28.3%	28.1%	27.0%	26.1%
Money market—foreign					0.2%	0.3%	0.2%	0.4%	0.3%
Low-cost deposits					89.5%	89.1%	88.4%	87.0%	85.9%
Time deposits					10.4%	10.9%	11.6%	13.0%	14.1%
Total customer deposits					99.9%	100.0%	100.0%	100.0%	100.0%
Corporate Treasury Deposits
Time deposits					0.1%	—%	—%	—%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%
________
NM - Not Meaningful

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Net income from continuing operations available to common shareholders (GAAP)	$233	$285	$260	$325	$273	$(52)	(18.2)%	$(40)	(14.7)%
Preferred dividends (GAAP)	8	8	8	8	4	—	NM	4	NM
Income tax expense (GAAP)	92	124	122	114	138	(32)	(25.8)%	(46)	(33.3)%
Income from continuing operations before income taxes (GAAP)	333	417	390	447	415	(84)	(20.1)%	(82)	(19.8)%
Provision for loan losses (GAAP)	79	18	31	10	37	61	338.9%	42	113.5%
Pre-tax pre-provision income from continuing operations (non-GAAP)	412	435	421	457	452	(23)	(5.3)%	(40)	(8.8)%
Other adjustments:
Securities gains, net	—	(3)	(8)	(15)	(12)	3	NM	12	NM
Gain on sale of other assets(1)	—	(24)	—	—	—	24	NM	—	NM
Leveraged lease termination gains, net(2)	(39)	—	—	—	—	(39)	NM	(39)	NM
Loss on early extinguishment of debt	—	5	56	—	11	(5)	NM	(11)	NM
REIT investment early termination costs	—	—	—	—	42	—	NM	(42)	NM
Branch consolidation and property and equipment charges	5	—	—	—	—	5	NM	5	NM
Regulatory charge	58	—	—	—	—	58	NM	58	NM
Total other adjustments	24	(22)	48	(15)	41	46	(209.1)%	(17)	(41.5)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$436	$413	$469	$442	$493	$23	5.6%	$(57)	(11.6)%

NM - Not Meaningful
(1) Gain on sale of a non-core portion of a Wealth Management business.
(2) After-tax amount for leveraged lease termination gains is $6 million for the quarter ended December 31, 2013.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Non-Interest Income

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Service charges on deposit accounts	$248	$251	$237	$242	$254	$(3)	(1.2)%	$(6)	(2.4)%
Investment management and trust fee income	48	50	49	49	48	(2)	(4.0)%	—	NM
Mortgage income	43	52	69	72	90	(9)	(17.3)%	(47)	(52.2)%
Leveraged lease termination gains, net	39	—	—	—	—	39	NM	39	NM
Capital markets fee income and other	29	18	20	20	24	11	61.1%	5	20.8%
Insurance commissions and fees	28	27	29	30	27	1	3.7%	1	3.7%
Bank-owned life insurance	20	18	22	22	20	2	11.1%	—	NM
Credit card/bank card income	17	21	19	18	21	(4)	(19.0)%	(4)	(19.0)%
Commercial credit fee income	16	16	17	16	16	—	NM	—	NM
Investment services fee income	8	10	9	7	7	(2)	(20.0)%	1	14.3%
Net revenue (loss) from affordable housing	1	(18)	(15)	(17)	(5)	19	(105.6)%	6	(120.0)%
Securities gains, net	—	3	8	15	12	(3)	NM	(12)	NM
Gain on sale of other assets(1)	—	24	—	—	—	(24)	NM	—	NM
Other	29	23	33	27	22	6	26.1%	7	31.8%
Total non-interest income from continuing operations	$526	$495	$497	$501	$536	$31	6.3%	$(10)	(1.9)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Production and sales	$25	$37	$54	$59	$72	$(12)	(32.4)%	$(47)	(65.3)%
Loan servicing	22	22	23	19	20	—	NM	2	10.0%
MSR hedge ineffectiveness:
MSRs fair value increase (decrease) (2)	5	(8)	24	1	(1)	13	(162.5)%	6	NM
MSRs hedge gain (loss)	(9)	1	(32)	(7)	(1)	(10)	NM	(8)	NM
MSR hedge ineffectiveness	(4)	(7)	(8)	(6)	(2)	3	(42.9)%	(2)	100.0%
Total mortgage income	$43	$52	$69	$72	$90	$(9)	(17.3)%	$(47)	(52.2)%
Mortgage production	$1,238	$1,606	$1,921	$1,819	$2,124	$(368)	(22.9)%	$(886)	(41.7)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Investment services fee income	$8	$10	$9	$7	$7	$(2)	(20.0)%	$1	14.3%
Investment management and trust fee income	48	50	49	49	48	(2)	(4.0)%	—	NM
Insurance commissions and fees	28	27	29	30	27	1	3.7%	1	3.7%
Gain on sale of other assets(1)	—	24	—	—	—	(24)	NM	—	NM
Total wealth management income (3)	$84	$111	$87	$86	$82	$(27)	(24.3)%	$2	2.4%
 _________
NM - Not Meaningful

(1)	Gain on sale of a non-core portion of a Wealth Management business.

(2)	Fair value adjustment includes payment decay and assumptions change impact.

(3)
Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment.

Selected Non-Interest Income Variance Analysis

•
During the fourth quarter of 2013, the termination of certain leveraged leases resulted in a $39 million gain, which was largely offset by a related $33 million increase in tax expense. The resulting benefit to net income was $6 million.

•	Net revenue related to investments in affordable housing benefited in the fourth quarter primarily from the sale of multiple investments resulting in a $17 million gain, net of impairment costs.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

 Non-Interest Expense

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Salaries and employee benefits	$464	$455	$452	$447	$438	$9	2.0%	$26	5.9%
Net occupancy expense	91	92	92	90	97	(1)	(1.1)%	(6)	(6.2)%
Furniture and equipment expense	71	71	69	69	65	—	NM	6	9.2%
Regulatory charge	58	—	—	—	—	58	NM	58	NM
Professional and legal expenses	46	34	21	31	15	12	35.3%	31	206.7%
Outside services	31	27	26	22	23	4	14.8%	8	34.8%
Marketing	25	26	24	23	23	(1)	(3.8)%	2	8.7%
Deposit administrative fee	20	35	37	33	34	(15)	(42.9)%	(14)	(41.2)%
Credit/checkcard expenses	11	11	10	9	10	—	NM	1	10.0%
Amortization of core deposit intangible	7	7	7	7	20	—	NM	(13)	(65.0)%
Branch consolidation and property and equipment charges	5	—	—	—	—	5	NM	5	NM
Provision (credit) for unfunded credit losses	4	1	(15)	5	7	3	300.0%	(3)	(42.9)%
Loss on early extinguishment of debt	—	5	56	—	11	(5)	NM	(11)	NM
REIT investment early termination costs	—	—	—	—	42	—	NM	(42)	NM
Other	113	120	105	106	117	(7)	(5.8)%	(4)	(3.4)%
Total non-interest expense from continuing operations	$946	$884	$884	$842	$902	$62	7.0%	$44	4.9%
 _________
NM - Not Meaningful

Selected Non-Interest Expense Variance Analysis

•	Salaries and employee benefits includes the impact of a net increase of 187 in headcount during the fourth quarter of 2013.

•
Regions recorded a non-tax deductible regulatory charge of $58 million during the fourth quarter of 2013 related to previously disclosed inquiries from government authorities concerning matters from 2009. Regions is in discussions with banking supervisors to resolve their inquiries on these matters.

•
Professional and legal expenses increased in the fourth quarter of 2013 primarily due to increased legal matters and related fees, as well as increased consulting charges attributable to regulatory and compliance projects.

•	Deposit administrative fees benefited in the fourth quarter of 2013 from improvement in asset quality and overall business performance as well as refunds of previously incurred fees.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Components:
Allowance for loan losses (ALL)	$1,341	$1,540	$1,636	$1,749	$1,919
Reserve for unfunded credit commitments	78	74	73	88	83
Allowance for credit losses (ACL)	$1,419	$1,614	$1,709	$1,837	$2,002

Provision for loan losses	$79	$18	$31	$10	$37
Provision (credit) for unfunded credit losses	4	1	(15)	5	7

Net loans charged-off:
Commercial and industrial	36	17	30	58	17
Commercial real estate mortgage—owner-occupied	27	20	28	25	44
Commercial real estate construction—owner-occupied	(1)	—	—	(1)	1
Total commercial	62	37	58	82	62
Commercial investor real estate mortgage	(2)	6	16	14	21
Commercial investor real estate construction	(1)	(1)	(2)	—	1
Total investor real estate	(3)	5	14	14	22
Residential first mortgage (3)	164	13	18	22	26
Home equity—first lien	8	10	7	10	12
Home equity—second lien	18	22	22	27	31
Indirect	6	5	4	6	5
Consumer credit card	8	6	11	9	8
Other consumer	15	16	10	10	14
Total consumer (3)	219	72	72	84	96
Total (3)	$278	$114	$144	$180	$180
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.48%	0.22%	0.43%	0.87%	0.27%
Commercial real estate mortgage—owner-occupied	1.13%	0.81%	1.17%	1.01%	1.72%
Commercial real estate construction—owner-occupied	(0.10)%	(0.03)%	(0.83)%	(1.31)%	1.28%
Total commercial	0.63%	0.37%	0.61%	0.89%	0.68%
Commercial investor real estate mortgage	(0.13)%	0.39%	1.02%	0.88%	1.15%
Commercial investor real estate construction	(0.44)%	(0.18)%	(0.54)%	0.01%	0.63%
Total investor real estate	(0.20)%	0.28%	0.79%	0.77%	1.09%
Residential first mortgage (3)	5.10%	0.41%	0.56%	0.68%	0.76%
Home equity—first lien	0.51%	0.66%	0.47%	0.72%	0.91%
Home equity—second lien	1.35%	1.56%	1.53%	1.82%	1.96%
Indirect	0.78%	0.76%	0.56%	1.03%	0.86%
Consumer credit card	3.65%	3.06%	4.95%	4.20%	3.32%
Other consumer	5.04%	5.24%	3.66%	3.44%	4.51%
Total consumer (3)	2.98%	0.99%	0.99%	1.17%	1.28%
Total (3)	1.46%	0.60%	0.77%	0.99%	0.96%
Non-accrual loans, excluding loans held for sale	$1,082	$1,354	$1,506	$1,586	$1,681
Non-performing loans held for sale	82	43	53	66	89
Non-accrual loans, including loans held for sale	1,164	1,397	1,559	1,652	1,770
Foreclosed properties	136	147	136	136	149
Non-performing assets (NPAs)	$1,300	$1,544	$1,695	$1,788	$1,919
Loans past due > 90 days (1)	$256	$270	$319	$344	$363
Accruing restructured loans not included in categories above (2)	$1,676	$2,529	$2,591	$2,717	$2,789
Accruing restructured loans held for sale not included in categories above (2)	$545	$19	$19	$—	$—
Credit Ratios:
ACL/Loans, net	1.90%	2.13%	2.28%	2.48%	2.71%
ALL/Loans, net	1.80%	2.03%	2.18%	2.37%	2.59%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.24x	1.14x	1.09x	1.10x	1.14x
Non-accrual loans, excluding loans held for sale/Loans, net	1.45%	1.78%	2.01%	2.15%	2.27%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	1.74%	2.03%	2.25%	2.41%	2.59%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	2.08%	2.38%	2.68%	2.88%	3.07%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.

(2)	See page 18 for detail of restructured loans.

(3)
Includes $151 million in residential first mortgage net charge-offs on loans transferred to loans held for sale during the fourth quarter of 2013. Excluding these net charge-offs, the adjusted net charge-off percentage for residential first mortgages for the fourth quarter of 2013 would have been 0.41% (non-GAAP). Excluding these net charge-offs, the adjusted net charge-off percentage for total consumer loans for the fourth quarter of 2013 would have been 0.93% (non-GAAP). The adjusted net charge-off percentage for all loans would have been 0.67% (non-GAAP). See page 14 for a reconciliation of these GAAP to non-GAAP net charge-off ratios.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Credit Quality (Continued)

Allowance for Credit Losses

	Year Ended December 31
($ amounts in millions)	2013	2012
Balance at beginning of year	$2,002	$2,823
Net loans charged off	(716)	(1,039)
Provision for loan losses	138	213
Provision (credit) for unfunded credit losses	(5)	5
Balance at end of year	$1,419	$2,002

Adjusted Net Charge-Offs Ratio (non-GAAP)

Select calculations for annualized net charge-offs as a percentage of average loans are presented in the table below. During the fourth quarter of 2013, Regions made the strategic decision to transfer certain primarily accruing restructured residential first mortgage loans to loans held for sale. These loans were marked down to fair value through net charge-offs upon transfer to held for sale. Management believes that excluding the incremental increase to net charge-offs from the affected net charge-off ratios will assist investors in analyzing the Company's credit quality performance as well as provide a better basis from which to predict future performance. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

		As of and for Quarter Ended
($ amounts in millions)		12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Residential first mortgage net charge-offs (GAAP)	A	$164	$13	$18	$22	$26
Less: Net charge-offs associated with transfer to loans held for sale		151	—	—	—	—
Adjusted residential first mortgage net charge-offs (non-GAAP)	B	$13	$13	$18	$22	$26
Total consumer net charge-offs (GAAP)	C	$219	$72	$72	$84	$96
Less: Net charge-offs associated with transfer to loans held for sale		151	—	—	—	—
Adjusted total consumer net charge-offs (non-GAAP)	D	$68	$72	$72	$84	$96
Total net charge-offs (GAAP)	E	$278	$114	$144	$180	$180
Less: Net charge-offs associated with transfer to loans held for sale		151	—	—	—	—
Adjusted net charge-offs (non-GAAP)	F	$127	$114	$144	$180	$180
Average residential first mortgage loans (GAAP)	G	$12,752	$12,835	$12,823	$12,900	$13,072
Add: Average balances of residential first mortgage loans transferred to loans held for sale		74	—	—	—	—
Adjusted average residential first mortgage loans (non-GAAP)	H	$12,826	$12,835	$12,823	$12,900	$13,072
Average total consumer loans (GAAP)	I	$29,147	$29,031	$28,892	$29,020	$29,368
Add: Average balances of residential first mortgage loans transferred to loans held for sale		74	—	—	—	—
Adjusted average total consumer loans (non-GAAP)	J	$29,221	$29,031	$28,892	$29,020	$29,368
Total average loans (GAAP)	K	$75,843	$75,359	$74,549	$73,919	$74,622
Add: Average balances of residential first mortgage loans transferred to loans held for sale		74	—	—	—	—
Adjusted total average loans (non-GAAP)	L	$75,917	$75,359	$74,549	$73,919	$74,622
Residential first mortgage net charge-off percentage (GAAP)*	A/G	5.10%	0.41%	0.56%	0.68%	0.76%
Adjusted residential first mortgage net charge-off percentage (non-GAAP)*	B/H	0.41%	0.41%	0.56%	0.68%	0.76%
Total consumer net charge-off percentage (GAAP)*	C/I	2.98%	0.99%	0.99%	1.17%	1.28%
Adjusted total consumer net charge-off percentage (non-GAAP)*	D/J	0.93%	0.99%	0.99%	1.17%	1.28%
Total net charge-off percentage (GAAP)*	E/K	1.46%	0.60%	0.77%	0.99%	0.96%
Adjusted total net charge-off percentage (non-GAAP)*	F/L	0.67%	0.60%	0.77%	0.99%	0.96%
________
* Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Gross and Net NPL Migration

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Beginning Non-Performing Loans (1)	$1,354	$1,506	$1,586	$1,681	$1,884
Additions (2):
Commercial	134	172	283	166	220
Investor Real Estate	61	56	62	116	148
Consumer	(20)	(29)	(17)	(5)	(18)
Total Gross NPL Additions	175	199	328	277	350
Resolutions (3)	(273)	(243)	(255)	(203)	(340)
Charge-Offs (4)	(90)	(65)	(95)	(120)	(122)
Net Additions (Reductions)	(188)	(109)	(22)	(46)	(112)
Non-Accrual Loan Sales	(10)	(5)	(7)	(5)	(20)
Transfers to HFS	(68)	(27)	(38)	(31)	(51)
Transfers to OREO	(6)	(11)	(13)	(13)	(20)
Ending Non-Performing Loans (1)	$1,082	$1,354	$1,506	$1,586	$1,681

(1)	Does not include Loans Held for Sale.

(2)
All net activity within the consumer portfolio other than sales and transfers to held for sale is included as a single net number within the additions line, due to the relative immateriality of consumer non-accrual loans.

(3)	Includes payments and returned to accruals.

(4)	Includes charge-offs on loans on non-accrual status and charge-offs taken upon sale and transfer of non-accrual loans to held for sale.
Foreclosed Properties

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Beginning Foreclosed Properties	$147	$136	$136	$149	$197
Transfers in	40	64	65	60	50
Sales	(42)	(43)	(55)	(59)	(86)
Writedowns / Other Activity	(9)	(10)	(10)	(14)	(12)
Ending Foreclosed Properties	$136	$147	$136	$136	$149

Non-Performing Loans Held for Sale

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Beginning Non-Performing Loans Held for Sale	$43	$53	$66	$89	$134
Transfers in	68	27	38	31	51
Sales	(21)	(26)	(34)	(36)	(84)
Writedowns	(1)	—	—	(1)	—
Loans Moved from HFS / Other Activity	(7)	(8)	(14)	(11)	(10)
Transfers to OREO	—	(3)	(3)	(6)	(2)
Ending Non-Performing Loans Held for Sale	$82	$43	$53	$66	$89
Composition of Non-Performing Loans Held for Sale

Timing of Transfer to HFS	Percent
4Q13	83.3%
3Q13	5.2%
2Q13	9.2%
1Q13	0.1%
2012	1.0%
Pre-2012	1.2%
Total	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

 Non-Accrual Loans (excludes loans held for sale)

	Quarter Ended
($ amounts in millions)	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012
Commercial and industrial	$257	0.87%	$383	1.28%	$408	1.41%	$355	1.29%	$409	1.53%
Commercial real estate mortgage—owner-occupied	303	3.19%	364	3.81%	398	4.08%	420	4.28%	439	4.35%
Commercial real estate construction—owner-occupied	17	5.33%	12	3.25%	15	4.38%	12	3.70%	14	4.57%
Total Commercial	577	1.47%	759	1.91%	821	2.10%	787	2.08%	862	2.33%
Commercial investor real estate mortgage	238	4.47%	276	4.92%	352	6.07%	451	7.12%	457	6.74%
Commercial investor real estate construction	10	0.70%	31	2.34%	16	1.30%	13	1.32%	20	2.21%
Total Investor Real Estate	248	3.67%	307	4.43%	368	5.25%	464	6.34%	477	6.17%
Residential first mortgage	146	1.21%	167	1.30%	186	1.44%	201	1.56%	214	1.65%
Home equity	111	0.98%	121	1.06%	130	1.14%	133	1.15%	128	1.08%
Direct	—	—%	—	—%	—	0.06%	—	0.06%	—	—%
Indirect	—	—%	—	—%	1	0.03%	1	0.03%	—	—%
Consumer credit card	—	—%	—	—%	—	—%	—	—%	—	—%
Other consumer	—	—%	—	—%	—	—%	—	—%	—	—%
Total Consumer	257	0.90%	288	0.99%	317	1.09%	335	1.16%	342	1.17%
Total Non-Accrual Loans	$1,082	1.45%	$1,354	1.78%	$1,506	2.01%	$1,586	2.15%	$1,681	2.27%

Criticized and Classified Loans—Commercial and Investor Real Estate

	Quarter Ended
						12/31/2013		12/31/2013
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	vs. 9/30/2013		vs. 12/31/2012
Special Mention	$927	$1,035	$1,142	$1,136	$1,336	$(108)	(10.4)%	$(409)	(30.6)%
Accruing Classified Loans	1,263	1,411	1,587	1,713	1,817	(148)	(10.5)%	(554)	(30.5)%
Non-Accruing Classified Loans	825	1,066	1,189	1,251	1,339	(241)	(22.6)%	(514)	(38.4)%
Total	$3,015	$3,512	$3,918	$4,100	$4,492	$(497)	(14.2)%	$(1,477)	(32.9)%
Residential Lending Net Charge-off Analysis

	Quarter Ended
	12/31/2013					9/30/2013
	First Liens			Junior Liens	Total	First Liens			Junior Liens	Total
($ amounts in millions)	Residential (1) Mortgage	Home Equity	Total	Home Equity		Residential Mortgage	Home Equity	Total	Home Equity
Florida
Net Charge-off %*	0.41%	0.68%	0.48%	2.06%	0.88%	0.67%	1.15%	0.80%	2.56%	1.25%
$ Losses	$4.7	$3.2	$7.9	$11.2	$19.1	$7.9	$5.3	$13.2	$14.3	$27.5
Balance	$4,428.6	$1,849.2	$6,277.8	$2,132.6	$8,410.4	$4,707.9	$1,841.8	$6,549.7	$2,193.8	$8,743.5
Original LTV	73.2%	64.4%		75.5%		73.0%	64.7%		75.5%
All Other States
Net Charge-off %*	0.41%	0.43%	0.42%	0.88%	0.51%	0.26%	0.44%	0.32%	0.89%	0.44%
$ Losses	$8.4	$4.5	$12.9	$7.0	$19.9	$5.3	$4.4	$9.7	$7.4	$17.1
Balance	$7,734.5	$4,148.3	$11,882.8	$3,163.7	$15,046.5	$8,148.2	$4,052.3	$12,200.5	$3,261.3	$15,461.8
Original LTV	74.6%	64.1%		79.0%		74.6%	64.5%		79.0%
Totals
Net Charge-off %*	0.41%	0.51%	0.44%	1.35%	0.64%	0.41%	0.66%	0.49%	1.56%	0.73%
$ Losses	$13.1	$7.7	$20.8	$18.2	$39.0	$13.2	$9.7	$22.9	$21.7	$44.6
Balance	$12,163.1	$5,997.5	$18,160.6	$5,296.3	$23,456.9	$12,856.1	$5,894.1	$18,750.2	$5,455.1	$24,205.3
Original LTV	74.1%	64.2%		77.6%		74.0%	64.5%		77.6%

* Annualized
(1) Excludes $151 million in residential first mortgage net charge-offs on loans transferred to loans held for sale during the fourth quarter of 2013. See page 14 for a reconciliation of these GAAP to non-GAAP net charge-off ratios.
Note: Home Equity origination quality continues to be solid with an average FICO of 774 and an average LTV of 60%. Property value declines continue to drive losses.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	Quarter Ended
($ amounts in millions)	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012
Commercial and industrial	$43	0.15%	$31	0.10%	$36	0.12%	$54	0.20%	$50	0.19%
Commercial real estate mortgage—owner-occupied	56	0.59%	56	0.59%	52	0.54%	49	0.50%	77	0.76%
Commercial real estate construction—owner-occupied	—	0.06%	1	0.21%	1	0.25%	2	0.62%	—	0.10%
Total Commercial	99	0.25%	88	0.22%	89	0.23%	105	0.28%	127	0.34%
Commercial investor real estate mortgage	35	0.66%	118	2.11%	60	1.04%	72	1.13%	80	1.18%
Commercial investor real estate construction	5	0.32%	4	0.27%	3	0.21%	7	0.73%	2	0.17%
Total Investor Real Estate	40	0.59%	122	1.76%	63	0.90%	79	1.08%	82	1.06%
Residential first mortgage—non-guaranteed (1)	187	1.58%	176	1.41%	183	1.47%	207	1.65%	219	1.73%
Home equity	146	1.30%	131	1.15%	133	1.16%	127	1.10%	153	1.30%
Direct	9	1.09%	8	1.03%	9	1.16%	9	1.12%	13	1.52%
Indirect	50	1.62%	39	1.35%	38	1.39%	31	1.26%	40	1.74%
Consumer credit card	13	1.38%	12	1.37%	10	1.18%	9	1.11%	14	1.56%
Other consumer	10	2.89%	12	3.38%	12	3.53%	9	2.59%	11	2.95%
Total Consumer (1)	415	1.47%	378	1.31%	385	1.35%	392	1.37%	450	1.56%
Total Accruing 30-89 Days Past Due Loans (1)	$554	0.75%	$588	0.78%	$537	0.72%	$576	0.78%	$659	0.89%

Accruing 90+ Days Past Due Loans	Quarter Ended
($ amounts in millions)	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012
Commercial and industrial	$6	0.02%	$6	0.02%	$8	0.03%	$8	0.03%	$19	0.07%
Commercial real estate mortgage—owner-occupied	6	0.06%	7	0.07%	16	0.16%	9	0.09%	6	0.06%
Commercial real estate construction—owner-occupied	—	—%	—	0.12%	—	—%	—	0.02%	—	0.03%
Total Commercial	12	0.03%	13	0.03%	24	0.06%	17	0.05%	25	0.07%
Commercial investor real estate mortgage	6	0.10%	15	0.27%	24	0.41%	25	0.39%	11	0.16%
Commercial investor real estate construction	—	—%	1	0.07%	—	0.03%	—	0.02%	—	0.05%
Total Investor Real Estate	6	0.08%	16	0.23%	24	0.34%	25	0.34%	11	0.15%
Residential first mortgage—non-guaranteed (2)	142	1.21%	149	1.19%	178	1.42%	203	1.62%	220	1.73%
Home equity	75	0.66%	72	0.64%	75	0.66%	79	0.68%	87	0.74%
Direct	1	0.14%	2	0.16%	1	0.15%	1	0.15%	1	0.16%
Indirect	5	0.17%	4	0.15%	3	0.13%	3	0.13%	3	0.12%
Consumer credit card	12	1.28%	12	1.27%	11	1.27%	14	1.60%	14	1.56%
Other consumer	3	0.64%	2	0.47%	3	0.63%	2	0.73%	2	0.51%
Total Consumer (2)	238	0.84%	241	0.83%	271	0.95%	302	1.06%	327	1.13%
Total Accruing 90+ Days Past Due Loans (2)	$256	0.34%	$270	0.36%	$319	0.43%	$344	0.47%	$363	0.49%

(1)
Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 30-89 days past due guaranteed loans excluded were $17 million at 12/31/13, $18 million at 9/30/13, $20 million at 6/30/13, $17 million at 3/31/13, and $16 million at 12/31/12.

(2)
Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $106 million at 12/31/13, $97 million at 9/30/13, $96 million at 6/30/13, $98 million at 3/31/13, and $87 million at 12/31/12.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Troubled Debt Restructurings

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Current:
Commercial and industrial	$441	$428	$426	$486	$462
Investor real estate	498	599	721	763	844
Residential first mortgage	212	894	898	891	867
Home equity	332	337	343	354	356
Consumer credit card	2	2	1	1	—
Other consumer	25	28	31	34	37
Total Current	1,510	2,288	2,420	2,529	2,566
Accruing 30-89 DPD:
Commercial and industrial	27	17	18	25	38
Investor real estate	13	88	26	27	29
Residential first mortgage	95	104	91	105	117
Home equity	29	29	33	28	35
Other consumer	2	3	3	3	4
Total Accruing 30-89 DPD	166	241	171	188	223
Total Accruing and <90 DPD	1,676	2,529	2,591	2,717	2,789
Non-accrual or 90+ DPD:
Commercial and industrial	156	283	302	289	291
Investor real estate	157	174	208	278	251
Residential first mortgage	156	161	177	191	201
Home equity	30	31	31	34	37
Total Non-accrual or 90+DPD	499	649	718	792	780
Total TDRs - Loans	$2,175	$3,178	$3,309	$3,509	$3,569

TDRs - Held For Sale (1)	579	31	39	13	25
Total TDRs	$2,754	$3,209	$3,348	$3,522	$3,594

(1)	The majority of TDRs held for sale at December 31, 2013 were comprised of residential first mortgage loans transfered during the quarter.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Reconciliation to GAAP Financial Measures—Continuing Operations
Efficiency Ratios and Fee Income Ratios
The tables below present computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The tables also show the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012	4Q13 vs. 3Q13		4Q13 vs. 4Q12
Non-interest expense (GAAP)		$946	$884	$884	$842	$902	$62	7.0%	$44	4.9%
Adjustments:
REIT investment early termination costs		—	—	—	—	(42)	—	NM	42	NM
Loss on early extinguishment of debt		—	(5)	(56)	—	(11)	5	NM	11	NM
Regulatory charge		(58)	—	—	—	—	(58)	NM	(58)	NM
Branch and other equipment charges		(5)	—	—	—	—	(5)	NM	(5)	NM
Adjusted non-interest expense (non-GAAP)	A	$883	$879	$828	$842	$849	$4	0.5%	$34	4.0%
Net interest income (GAAP)		$832	$824	$808	$798	$818	$8	1.0%	$14	1.7%
Taxable-equivalent adjustment		14	14	13	13	13	—	NM	1	7.7%
Net interest income, taxable-equivalent basis		846	838	821	811	831	8	1.0%	15	1.8%
Non-interest income (GAAP)		526	495	497	501	536	31	6.3%	(10)	(1.9)%
Adjustments:
Leveraged lease termination gains, net		(39)	—	—	—	—	(39)	NM	(39)	NM
Securities gains, net		—	(3)	(8)	(15)	(12)	3	NM	12	NM
Gain on sale of other assets(1)		—	(24)	—	—	—	24	NM	—	NM
Adjusted non-interest income (non-GAAP)	B	487	468	489	486	524	19	4.1%	(37)	(7.1)%
Adjusted total revenue (non-GAAP)	C	$1,333	$1,306	$1,310	$1,297	$1,355	$27	2.1%	$(22)	(1.6)%
Adjusted efficiency ratio (non-GAAP)	A/C	66.3%	67.3%	63.1%	64.9%	62.7%
Adjusted fee income ratio (non-GAAP)	B/C	36.5%	35.9%	37.3%	37.5%	38.7%

		Year Ended December 31
($ amounts in millions)		2013	2012	2013 vs. 2012
Non-interest expense (GAAP)		$3,556	$3,526	$30	0.9%
Adjustments:
REIT investment early terminations costs		—	(42)	42	NM
Loss on early extinguishment of debt		(61)	(11)	(50)	454.5%
Regulatory charge		(58)	—	(58)	NM
Securities impairment, net		—	(2)	2	NM
Branch and other equipment charges		(5)	—	(5)	NM
Adjusted non-interest expense (non-GAAP)	D	$3,432	$3,471	$(39)	(1.1)%
Net interest income (GAAP)		$3,262	$3,300	$(38)	(1.2)%
Taxable-equivalent adjustment		54	50	4	8.0%
Net interest income, taxable-equivalent basis		3,316	3,350	(34)	(1.0)%
Non-interest income (GAAP)		2,019	2,100	(81)	(3.9)%
Adjustments:
Leveraged lease termination gains, net		(39)	(14)	(25)	178.6%
Securities gains, net		(26)	(48)	22	(45.8)%
Gain on sale of other assets (1)		(24)	—	(24)	NM
Adjusted non-interest income (non-GAAP)	E	1,930	2,038	(108)	(5.3)%
Adjusted total revenue (non-GAAP)	F	$5,246	$5,388	$(142)	(2.6)%
Adjusted efficiency ratio (non-GAAP)	D/F	65.4%	64.4%
Adjusted fee income ratio (non-GAAP)	E/F	36.8%	37.8%
_________
NM - Not Meaningful
(1) Gain on sale of a non-core portion of a Wealth Management business.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Reconciliation to GAAP Financial Measures
Return Ratios, Tangible Common Ratios, Capital
The following tables provide calculations of “return on average assets from continuing operations”, “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), Tier 1 capital (regulatory) and “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations. In connection with the Company’s Comprehensive Capital Analysis and Review (“CCAR”), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations (under Basel I), analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measures. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or prescribed in any amount by federal banking regulations (under Basel I), these measures are currently considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Net income available to common shareholders (GAAP)	G	$219	$285	$259	$327	$261
REIT investment early termination costs, net of tax(1)		—	—	—	—	38
Adjusted income available to common shareholders (non-GAAP)	H	$219	$285	$259	$327	$299
Net income available to common shareholders (GAAP)	G	$219	$285	$259	$327	$261
Income (loss) from discontinued operations, net of tax (GAAP)		(14)	—	(1)	2	(12)
Income from continuing operations available to common shareholders (GAAP)	I	233	285	260	325	273
REIT investment early termination costs, net of tax from continuing operations (1)		—	—	—	—	38
Adjusted income from continuing operations available to common shareholders (non-GAAP)	J	$233	$285	$260	$325	$311
RETURN ON AVERAGE ASSETS FROM CONTINUING OPERATIONS
Average assets (GAAP)—continuing operations	K	$116,963	$116,917	$118,248	$119,123	$121,036
Return on average assets from continuing operations (GAAP)(2)	I/K	0.79%	0.97%	0.88%	1.11%	0.90%
Adjusted return on average assets from continuing operations (non-GAAP)(2)	J/K	0.79%	0.97%	0.88%	1.11%	1.02%
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$15,504	$15,317	$15,644	$15,552	$15,265
Less:
Average intangible assets (GAAP)		5,118	5,129	5,141	5,154	5,170
Average deferred tax liability related to intangibles (GAAP)		(189)	(188)	(188)	(190)	(193)
Average preferred equity (GAAP)		452	460	468	476	321
Average tangible common stockholders’ equity (non-GAAP)	L	$10,123	$9,916	$10,223	$10,112	$9,967
Return on average tangible common stockholders’ equity (non-GAAP)(2)	G/L	8.58%	11.41%	10.15%	13.12%	10.42%
Adjusted return on average tangible common stockholders’ equity (non-GAAP)(2)	H/L	8.58%	11.41%	10.15%	13.12%	11.93%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Return Ratios, Tangible Common Ratios, Capital (Continued)

		As of and for Quarter Ended
($ amounts in millions, except per share data)		12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
TANGIBLE COMMON RATIOS—CONSOLIDATED
Stockholders’ equity (GAAP)		$15,768	$15,489	$15,329	$15,740	$15,499
Less:
Preferred equity (GAAP)		450	458	466	474	482
Intangible assets (GAAP)		5,111	5,123	5,134	5,147	5,161
Deferred tax liability related to intangibles (GAAP)		(188)	(189)	(187)	(189)	(191)
Tangible common stockholders’ equity (non-GAAP)	M	$10,395	$10,097	$9,916	$10,308	$10,047
Total assets (GAAP)		$117,396	$116,864	$118,707	$119,718	$121,347
Less:
Intangible assets (GAAP)		5,111	5,123	5,134	5,147	5,161
Deferred tax liability related to intangibles (GAAP)		(188)	(189)	(187)	(189)	(191)
Tangible assets (non-GAAP)	N	$112,473	$111,930	$113,760	$114,760	$116,377
Shares outstanding—end of quarter	O	1,378	1,378	1,395	1,413	1,413
Tangible common stockholders’ equity to tangible assets (non-GAAP)	M/N	9.24%	9.02%	8.72%	8.98%	8.63%
Tangible common book value per share (non-GAAP)	M/O	$7.54	$7.32	$7.11	$7.29	$7.11
TIER 1 COMMON RISK-BASED RATIO(3) —CONSOLIDATED
Stockholders’ equity (GAAP)		$15,768	$15,489	$15,329	$15,740	$15,499
Accumulated other comprehensive (income) loss		319	411	478	12	(65)
Non-qualifying goodwill and intangibles		(4,798)	(4,804)	(4,812)	(4,819)	(4,826)
Disallowed deferred tax assets		—	—	—	—	(35)
Disallowed servicing assets		(31)	(30)	(30)	(37)	(33)
Qualifying non-controlling interests		—	—	—	93	93
Qualifying trust preferred securities		—	—	3	501	501
Tier 1 capital (regulatory)		$11,258	$11,066	$10,968	$11,490	$11,134
Qualifying non-controlling interests		—	—	—	(93)	(93)
Qualifying trust preferred securities		—	—	(3)	(501)	(501)
Preferred stock		(450)	(458)	(466)	(474)	(482)
Tier 1 common equity (non-GAAP)	P	$10,808	$10,608	$10,499	$10,422	$10,058
Risk-weighted assets (regulatory)	Q	96,911	96,486	94,640	92,787	92,811
Tier 1 common risk-based ratio (non-GAAP)	P/Q	11.2%	11.0%	11.1%	11.2%	10.8%

(1)
In the fourth quarter of 2012, Regions entered into an agreement with a third party investor in Regions Asset Management Company, Inc., pursuant to which the investment was fully redeemed. This resulted in extinguishing a $203 million liability, including accrued, unpaid interest, as well as incurring early termination costs of approximately $42 million on a pre-tax basis ($38 million after tax).

(2)	Annualized

(3)	Current quarter amounts and the resulting ratio are estimated.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Statements of Discontinued Operations (unaudited)
On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities sold are reported as discontinued operations. The following table represents the unaudited condensed results of operations for discontinued operations.

	Quarter Ended
($ amounts in millions)	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Non-interest income:
Gain on sale	$—	$—	$—	$—	$3
Other	—	—	—	—	5
Total non-interest income	—	—	—	—	8
Non-interest expense:
Professional and legal fees	24	3	1	(5)	27
Other	1	(2)	1	1	—
Total non-interest expense	25	1	2	(4)	27
Income (loss) from discontinued operations before income tax	(25)	(1)	(2)	4	(19)
Income tax expense (benefit)	(11)	(1)	(1)	2	(7)
Income (loss) from discontinued operations, net of tax	$(14)	$—	$(1)	$2	$(12)
Weighted-average shares outstanding—during quarter (1):
Basic	1,378	1,388	1,401	1,413	1,413
Diluted	1,378	1,388	1,401	1,423	1,413
Earnings (loss) per common share from discontinued operations:
Basic	$(0.01)	$(0.00)	$(0.00)	$0.00	$(0.01)
Diluted	$(0.01)	$(0.00)	$(0.00)	$0.00	$(0.01)
 _________

(1)	In a quarter where there is a loss from discontinued operations, basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

•
Current developments in recent litigation against the Board of Governors of the Federal Reserve System could result in possible reductions in the maximum permissible interchange fee that an issuer may receive for electronic debit transactions and/or the possible expansion of providing merchants with the choice of multiple unaffiliated payment networks for each transaction, each of which could negatively impact the income Regions currently receives with respect to those transactions.

•	Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

•
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates could also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.

•	Possible adverse changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•	Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.

•	Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions’ business model or products and services.

•
Regions’ ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of Regions’ comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.

•	Possible stresses in the financial and real estate markets, including possible deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Cyber-security risks, including “denial of service,” “hacking” and “identity theft,” that could adversely affect our business and financial performance, or our reputation.

•	Regions’ ability to keep pace with technological changes.

•
Regions’ ability to effectively identify and manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•
The reputational damage, cost and other effects of material contingencies, including litigation contingencies, and negative publicity, fines, penalties, and other negative consequences from any adverse judicial, administrative or arbitral rulings or proceedings, regulatory violations and legal actions.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Regions’ ability to identify and address data security breaches.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes, and the effects of man-made disasters.

•	Possible downgrades in ratings issued by rating agencies.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Fourth Quarter 2013 Earnings Release

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

•	The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2012 and the “Forward-Looking Statements” section of Regions’ Quarterly Report on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, as filed with the Securities and Exchange Commission.
The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.